CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Alpine Equity Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Alpine Equity Trust for the six months ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Alpine Equity Trust.


/s/ Samuel A. Lieber                      /s/ Sheldon Flamm
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Samuel A. Lieber                          Sheldon Flamm
President, Alpine Equity Trust            Treasurer, Alpine Equity Trust

Dated:    7/09/03                         Dated:    7/09/03
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A signed original of this written statement required by Section 906 has been provided to Alpine Equity Trust and will be retained by Alpine Equity Trust and furnished to the SEC or its staff upon request.